CASH TECHNOLOGIES, INC.

1434 West 11th Street

Los Angeles, CA 90015

PROXY STATEMENT

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CASH TECHNOLOGIES, INC.

(Name of the Corporation as Specified in Charter)

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CASH TECHNOLOGIES, INC.

1434 West 11th Street

Los Angeles, California 90015

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on December 30, 2003

To the Shareholders of

CASH TECHNOLOGIES, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CASH TECHNOLOGIES, INC. will be held at                                                                                            on December 30, 2003 at          a.m., Los Angeles time, for the following purposes:

1. To elect five (5) Directors to the Board of Directors to hold office for a period of one year or until their successors are duly elected and qualified;

2. To approve certain amendments to the Company’s 1996 Stock Option Plan, including an increase in the aggregate number of shares of Common Stock for which options may be granted by 2,725,000 shares of Common Stock;

3. To approve certain amendments to our Non-Employee Director Option Plan, including an increase in the number of shares for which options may be granted, increasing the initial grant to new Board members and allowing for a one time increase in the number of options granted to members as of March 28, 2003 for past Board service.

4. To approve and ratify the conversion terms of the securities sold a private placement offering completed by us in October 2000, in compliance with the American Stock Exchange Constitution and Rules; and

to transact such other business as may properly be brought before the meeting or any adjournment thereof.

The close of business on November 24, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Annual Meeting of Shareholders.

By Order of the Board of Directors

Edmund C. King, Secretary

Dated: November 24, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

CASH TECHNOLOGIES, INC.

1434 West 11th Street

Los Angeles, California 90015

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 30, 2003

This proxy statement and the accompanying form of proxy have been mailed on or about November 24, 2003 to the holders of the Common Stock of record (“Record Date”) on November 24, 2003 of CASH TECHNOLOGIES, INC., a Delaware corporation (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Tuesday, December 30, 2003 and at any adjournment thereof.

Purpose of the Meeting

The specific proposals to be considered and acted upon at the Annual meeting are summarized in the accompanying Notice of Meeting. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Quorum Required for Meeting

The close of business on November 24, 2003 has been fixed as the Record Date for the determination of the Common Stock and Series B Cumulative Convertible Preferred Stock shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, there were 9,895,155 shares of Common Stock and 120,000 shares of Series B Cumulative Convertible Preferred Stock issued and outstanding. Voting of the shares of Common Stock and Series B Cumulative Convertible Preferred Stock (“Series B Preferred Stock”) is on a non-cumulative basis. Each share of Common Stock and Series B Preferred Stock entitles its holder to one vote on each matter submitted to shareholders. Holders of the Series B Preferred Stock will not be voting, and their votes will not be counted, for Proposal IV which involves matters related to the Series B Preferred Stock.

Pursuant to our Bylaws, the holders of a majority of our Common Stock issued and outstanding and entitled to vote at the meeting, present in person or represented by a proxy, constitutes a quorum for the transaction of business. Inclusion of the Series B Cumulative Convertible Preferred Stock is not required to determine a quorum. Abstentions and broker non-votes will be counted as present for the purposes of determining a quorum.

Votes Required

Please complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to us. All executed, returned proxies that are not revoked will be voted in accordance with the included instructions. Directors are elected by an affirmative vote of a plurality of the votes cast at the meeting, with the five nominees receiving the highest vote totals to be elected as Directors. A majority of the shares present and voting at the meeting is required for approval of all other items being submitted to the shareholders for their consideration. Series B Cumulative

Convertible Preferred Stock may not vote with respect to the proposal to approve the conversion terms of the Series B Preferred Stock sold in the private placement offering completed in October 2000. A shareholder voting through a proxy who abstains with respect to the election of Directors, or approval of any other matter duly presented at the Annual Meeting, is considered to be present and entitled to vote on the election of Directors, or approval of such matter, at the meeting for quorum purposes, and is in effect a negative vote. Broker non-votes will be counted in the determination of a quorum, but will not be included in the calculation of the vote for election of directors or any other matter. The term “broker non-votes” refers to shares held by a broker in street name, which are present by proxy but are not voted on a matter pursuant to the rules prohibiting brokers from voting on non-routing matters without instructions from the beneficial owner of the shares. The election of directors is generally considered to be a routine matter on which brokers may vote shares without receiving instructions from beneficial owners.

In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting of Stockholders. The Board of Directors is not currently aware of any such other matters. The persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies or for other reasons. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the meeting.

Proxies

Any proxy may be revoked at any time before it is voted. A stockholder may revoke a proxy by notifying the Secretary of the Company, either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. Revocation is effective only upon receipt of such notice by the Secretary of the Company. Stockholders who hold their shares through a broker, bank or other nominee and wish to vote at the meeting must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares to be voted.

Shares of the Company’s Common Stock and Series B Cumulative Convertible Preferred Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted as follows: (i) FOR the election of the five persons nominated by the Board of Directors as Directors; (ii) FOR the approval of certain amendments to our 1996 Employee Stock option Plan, including an increase in the number of shares eligible to grant options 2,725,000 shares; (iii) FOR certain amendments to the Non-Executive Director Stock option plan, including provisions to provide for an increase in the number of shares reserved in the plan, a increase in the grant to new members to 70,000 options and a provision for a one time grant of 140,000 options to Board members as of March 28, 2003; and (iv) FOR the approval and ratification of the conversion terms of the securities sold in the private placement offering, completed in October 2000. IF THE ACCOMPANYING PROXY IS PROPERLY EXECUTED AND RETURNED, BUT NO VOTING DIRECTIONS ARE INDICATED THEREON, THE SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE PROPOSAL SET FORTH IN THIS PROXY STATEMENT.

Solicitation of Proxies

The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Company’s Common Stock and Series B Cumulative Convertible Preferred Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

Our Annual Report on Form 10-KSB for the fiscal year ended May 31, 2002, including financial statements, as filed with the Securities and Exchange Commission, accompanies this proxy statement.

The principal executive offices of the Company are located at 1434 West 11th Street, Los Angeles, California 90015; the Company’s telephone number is (213) 745-2000.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors of the Company has selected Vasquez & Company, LLP, Certified Public Accountants, as independent accountants of the Company for the fiscal year ending May 31, 2004. Shareholders are not being asked to approve such selection because such approval is not required. The services provided by Vasquez & Company, LLP, consist of examination of our financial statements and rendering an audit opinion, review of filings with the Securities and Exchange Commission and consultation in regard to various accounting matters. Representatives of Vasquez & Company, LLP, are expected to be present at the meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Principal Accounting Firm Fees

Aggregate Fees billed to the Company for the fiscal years ended May 31, 2002 and 2003 were as follows:

Services	2002	2003
Audit Fees	$103,500		$105,000
Audit Related Fees	$0		$0
Tax Fees	$13,500	$	N/A
All Other Fees	$0		$0

We do not have any consulting agreement with Vasquez & Company, LLP, nor with any member of the firm. The Audit Committee has considered the payment of the foregoing fees to Vasquez & Company, LLP and the services provided, and determined that the provision of these services is compatible with maintaining the principal accountant’s independence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The close of business on November 24, 2003 has been fixed as the Record Date for the determination of the Common Stock and Series B Stock shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, there were 9,895,155 shares of Common Stock and 120,000 shares of Series B Stock issued and outstanding. Voting of the shares of Common Stock and Series B Stock is on a non-cumulative basis.

The following table sets forth certain information as of November 24, 2003, with respect to each Director, each nominee for Director, all Directors and Officers as a group and the persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by the Company to be the beneficial owner of more than five percent of any class of the Company’s Common Stock.

Name and Address of Beneficial Owners (1) (2)	Amount and Nature of Beneficial Owner	Percentage of Shares Beneficially Owned
Bruce Korman (3)	716,477	7.10%
Richard Miller (4)	716,657	7.37%
Robert B. Fagenson (5)(13)	178,626	1.77%
David Grano (6)	30,000	* %
Kevin Walls (7)	198,467	1.97%
Eric Butlein (8)	1,934,683	16.82%
Edmund King (9)	50,000	* %
Darryl Bergman (10)	75,000	* %
Willi Muhr (11)	50,000	* %
Peter & Irene Gauld (12)	1,755,860	17.22%
All directors and executive officers as a group (8 persons) (3), (4), (5), (6), (7), (9), (10), (11), (13)	5,735,740	44.88%

*	Denotes less than 1%.

Footnotes appear on next page

(1)	Unless otherwise indicated, the address for each named individual or group is in care of Cash Technologies, Inc., 1434 West 11th Street, Los Angeles, California 90015.

(2)	Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from June 1, 2003, upon the exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date of the Record Date.

(3)	Includes 516,267 shares owned by First Bancorp L.P. Mr. Korman is a limited partner of First Bancorp L.P. and the President of the general partner of First Bancorp L.P. Also includes 200,180 shares subject to outstanding exercisable and unexercisable employee options.

(4)	Includes 546,477 shares owned by Lakeview Enterprises, Ltd. Mr. Miller is a limited partner of Lakeview Enterprises, Ltd. and the President of the general partner of Lakeview Enterprises, Ltd. Also includes 200,180 shares subject to outstanding exercisable and unexercisable warrants and an additional 30,000 options received as a director under the Director Plan.

(5)	Includes 2,625 Series A Preferred Stock, 146,001 warrants to purchase common stock and an additional 30,000 executive options. Figures include all vested and unvested options.

(6)	Includes executive options to purchase an aggregate of 30,000 shares.

(7)	Includes options to purchase an aggregate of 12,000 shares, 120,000 shares issuable upon conversion of Series B preferred stock, 36,467 shares issued as dividends on Series B preferred stock and an additional 30,000 executive options.

(8)	Includes 360,000 shares issued upon conversion of convertible notes, 80,000 shares issued upon conversion of Series B preferred stock, 480,769 shares issued upon conversion of Series C preferred stock, 736,681 shares of common stock, and an aggregate of 277,231 shares issuable upon exercise of 277,231 Series D and other misc. warrants. Includes shares beneficially owned through Ejada Limited Partnership, his spouse Jada Butlein, ADA Partners, Tikkum Olam Foundation, ADA Greater Trust and Ejada Butlein Trust.

(9)	Includes options to purchase an aggregate of 50,000 shares.

(10)	Includes options to purchase an aggregate of 75,000 shares

(11)	Includes options to purchase an aggregate of 50,000 shares

(12)	Includes 325,860 shares issued upon conversion of Series D preferred stock and 500,000 shares issued upon conversion of Series F preferred stock, 576,923 shares of common stock, 53,077 shares of common stock issued in lieu of interest and an aggregate of 300,000 shares issuable upon exercise of 300,000 Series E, G and H warrants.

(13)	On March 28, 2003, the Board of Directors approved that in lieu of repayment of the $75,000 loan from Mr. Fagenson to the Company, Mr. Fagenson shall be issued 117,188 warrants exercisable at $0.01 per share with a term of 7 years. Any of such warrants can be redeemed at any time for a cash payment from the Company of $0.65 per warrant share. The figures are included in this table.

Section 16(a) Beneficial Ownership Reporting Compliance

Other than the individuals disclosed below, during the fiscal year ended May 31, 2003, based upon the information and reports received by the Company, other than a shareholder of the Company described below, no Director, officer of beneficial owner of more than ten percent of the Corporation’s Common Stock (which is the only class of securities of the Corporation registered under Section 12 of the Securities Exchange Act of 1934 (the “Act”), (a “Reporting Person”) failed to file on a timely basis, reports required by Section 16 of the Act during the most recent fiscal year. Mr. Robert Fagenson, a director of the Company, failed to timely file a report on Form 4 with respect to a transaction in March, 2003 whereby he received warrants to purchase 117,188 shares of Common Stock. The warrants were issued to Mr. Fagenson in lieu of repayment of a loan in the principal amount of $75,000, which Mr. Fagenson had previously made to the Company. Mr. Eric Butlein and his affiliated entities (Ejada

Limited Partnership, Eric & Jayne Butelin 1994 Rev. Trust, ADA Partners LLC, Tikkun Olam Foundation, Inc. EADA Grantor Retained Trust and JADA Grantor Retained Trust) failed to timely file the following reports:

•	Form 4 for June, 2002 to reflect the acquisition of 14,787 shares of Common Stock as a dividend on shares of Series B Preferred Stock.

•	Form 4 for the month of September 2002 to reflect the exercise of Series D Warrants.

•	Form 4 for the month of October 2002 to reflect the acquisition of 312,500 shares of Common Stock and 150,000 warrants from the Company in a private transaction for a subscription price of $250,000.

•	Form 4 for the month of November 2002 to reflect the purchase of 5,000 shares of Common Stock in an open market transaction.

•	Form 4 for the month of December 2002 to reflect the purchase 200 shares of Common Stock in an open market transaction.

•	Form 4 for the month of May, 2003 to reflect the acquisition of 14,787 shares of Common Stock as a payment of dividends on shares of Series B Preferred Stock.

PROPOSAL I

ELECTION OF DIRECTORS

A board of five directors is proposed to be elected at the Annual Meeting of Stockholders to hold office for a term of one year and until their respective successors shall have been duly elected and qualified. The affirmative vote of a plurality of the outstanding shares of Common Stock and Series B Stock entitled to vote thereon, voting together as a single class at the Annual Meeting of stockholders is required to elect the directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur. No family relationship exists between any nominee for election as a director.

The following table sets forth certain information as of the Record Date with respect to the five nominees for election as directors of the Company, all of whom are incumbents.

Name	Age	Position

Bruce Korman	44	President, Chief Executive Officer and Chairman of the Board

Richard Miller	51	Director

Robert Fagenson	51	Director

Kevin Walls	40	Director

David Grano	41	Director

Bruce Korman has been President, Chief Executive Officer and Chairman of the Board of Directors of the Company since its inception, and has served in the same capacities at National Cash Processors, Inc. (“NCP”) and CoinBank Automated Systems, Inc. (“CAS”), the Company’s wholly-owned subsidiaries, since their respective inceptions. Since 1984, Mr. Korman has been a principal and general partner in a series of real estate limited partnerships engaged in the development, construction and management of multifamily housing projects in Southern California.

Richard Miller was Vice President, Secretary, Chief Financial Officer and a Director of the Company since its inception and has served in the same capacities at NCP and as Chief Financial Officer, Secretary and Director at CAS since their respective inceptions. Effective January 11, 1999, Mr. Miller resigned as a Vice President and Chief Financial Officer and Secretary of the Company and it’s subsidiaries. Since 1985, Mr. Miller has served as President and Chief Executive Officer of Union Fidelity, a mortgage banking firm which he founded. Mr. Miller is also the President of M.R. International Enterprises, Ltd., which is the general partner of Lakeview Enterprises Limited Partnership, a private real estate limited partnership.

Robert B. Fagenson has been a director of the Company since August 4, 1998. Mr. Fagenson has, for more than the last five years, been a director and President of Fagenson & Co., Inc., a New York Stock Exchange (“NYSE”) specialist firm. Mr. Fagenson has been director and Vice Chairman of the NYSE; a director of Rent-Way, Inc., a company listed on the NYSE; a director of Intrenet, Inc., a company listed on the Nasdaq SmallCap Market; and a director of Hudson Hotel Corporation, a company listed on the Nasdaq National Market.

Dave Grano has been a director of the Company since October, 2001. Mr. Grano has been President and Chief Executive Officer of Card Capture Services (CCS), the largest independent ATM network in the U.S., for four years. Previously, Mr. Grano was the Vice-President of Nextel, Inc. and National Indirect Sales Manager for U.S. West.

Kevin Walls has been a director of the Company since July 2001. Mr. Walls worked for 5 years as Director of Sales with Guinness Peat Aviation in Ireland, at that time the world’s largest aircraft finance and leasing company. From 1994 to 1997 Mr. Kevin Walls also worked as Vice President—Corporate Planning for a major airline in Jakarta, Indonesia and headed up the corporate and strategic planning department. Furthermore, Mr. Kevin Walls acts as a special advisor to many companies in the Middle East and is an expert on the aerospace industry.

Other Executive Officers

Edmumd King, 39, has served as the Chief Financial Officer and Secretary of the Company and its subsidiaries since December 11, 2000. Mr. King served as financial and operations consultant for numerous manufacturing, entertainment and e-commerce companies from 1998-2000. He also served as Vice-President and Chief Financial Officer of UStel, Inc. between 1997-1998, controller for ITT Fluid Technology Corporation between 1989-1992, as well as a financial analyst for Trouver Capital Resources from 1994-1997.

Certain Key Employees

Willi Muhr, 41, has been Vice President of the Company since August 1996, establishing and managing the Company’s European Operations. From June 1993 to March 1996, Mr. Muhr served as Chief Executive Officer of Adcon Telemetry, an international wireless data communications company. From August 1986 to February 1993, Mr. Muhr was a principal in a series of real estate limited partnerships engaged in the development, construction and management of multi-family housing projects in Southern California.

Darryl J. Bergman, 36, has been Chief Technology Officer for the Company since January 1997. From January 1991 toDecember 1996, Mr. Bergman served first as Software Developer and later as Software Project Leader at Harte-Hanks, a leading media and marketing firm, where he had senior responsibility for database applications software development for major accounts including Sony Corporation, Prudential Insurance, Cigna Health Care and others.

Meetings of the Board of Directors

During the fiscal year ended May 31, 2003, our Board of Directors met on no occasions and voted by unanimous written consent on 7 occasions. No member of the Board of Directors attended less than 75% of the aggregate number of (i) the total number of meetings of the Board of Directors or (ii) the total number of meetings held by all Committees of the Board of Directors. Neither the Audit Committee nor the Compensation Committee met during the fiscal year ended May 31, 2003.

Compensation of Directors.

Directors do not receive cash compensation for serving on the Board of Directors. The Company reimburses Directors who are not employees of the Company the costs of attending meetings. Directors employed by the Company are not entitled to any additional compensation as such. All non-employee directors are eligible to participate in the Non-Executive Director Stock Option Plan which was approved by the Board of Directors in August 1998 and by the Shareholders in June 1999. Under the Non-Executive Director Plan each non-employee director receive 30,000 options upon joining the Board of Directors. The options vest as follows: 10,000 options vest upon the date of joining the Board; 10,000 options vest on the first anniversary date; and 10,000 options vest on the director’s second anniversary date. As of May 31, 2003, there were 120,000 options issued under the plan to current directors.

There are no annual grants of options to directors under the Non-Executive Director Plan as it currently exists. The Board has submitted for approval by shareholders certain amendments to the Non-Executive Director Plan, including an amendment to provide for a one time award of 140,000 options for current directors. See A “Non-Executive Director Stock Option Plan” and Proposal 3.

Committees of the Board and Board Meetings

The Board of Directors has established an Audit Committee and a Compensation Committee.

Audit Committee Report

The Audit Committee is comprised of two members, Messrs. David Grano and Kevin Walls. Both members of the Audit Committee are “independent directors” of the Company within the definition of that term as provided by Section 121(A) of the listing standards of the American Stock Exchange. The audit committee’s duties include: (i) reviewing with the Company’s independent auditors, the scope and results of any audits; (ii) reviewing with the independent auditors and management, the Company’s accounting, internal, financial and operating controls and staff and considering and reviewing corrective actions, if necessary, taken or proposed by management; (iii) the selection and hiring of the independent auditors; and (iv) reviewing non-audit services provided by the independent auditors.

The Board of Directors and Audit Committee adopted a written charter governing the Audit Committee’s actions on January 4, 2001 and amended and restated the Charter in March 2003. A copy of the amended and restated Charter of the Audit Committee of the Company appears in full at Exhibit A of this Proxy Statement.

The Audit Committee hereby states that it:

•	has reviewed and discussed the audited financial statements for the fiscal year ended May 31, 2002 with the Company’s management and the independent auditors;

•	has discussed with the Company’s independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61 (Communication with Audit Committee), as may be modified or supplemented;

•	has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountants the independent accountant’s independence;

•	with respect to the provision of non-audit services to the Company, the Audit Committee has obtained a written statement from the Company’s independent accountants that they have not rendered any non-audit services prohibited by the Securities and Exchange Commission rules , and that delivery of any such services has not and will not impair the independence of the accountants.

•	recommended to the Board of Directors of the Company that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended May 31, 2003 for filing with the Commission.

The foregoing report has been furnished by members of the Audit Committee.

Audit Committee:

David Grano

Kevin Walls

Mr. Grano serves as the Chairman of the Audit Committee. During the fiscal year ended May 31, 2003, the Audit Committee held no meetings. The Committee did meet after the fiscal year end to review the Company’s annual report on Form 10KSB for the fiscal year ended May 31, 2003.

Compensation Committee

The Board of Directors has established a Compensation Committee comprised of Messrs. Fagenson, Grano and Miller. Mr. Miller serves as Chairman of the Compensation Committee. All of the members of the Compensation Committee are independent directors of the Company. In the absence of the full Board, the Compensation Committee administers the Company’s Employee Stock Option Plan and negotiates and approves employment agreements between the Company and executive officers of the Company. During the fiscal year ended May 31, 2003, the Compensation Committee held no meetings.

Compensation Committee Interlocks and Insider Participation

Robert Fagenson, David Grano and Richard Miller served on the Compensation Committee during the last fiscal year ended May 31, 2003. There are no interlocks between our Directors and Directors of other companies.

During the fiscal year ended May 31, 2003, no meetings of the Board of Directors were held and the Board acted by unanimous by written consent on 7 occasions. Furthermore neither the Audit Committee nor the Compensation Committee met during the fiscal year ended May 31, 2003. Prior to this report being filed the Compensation and Disclosure Committees have met and the Audit Committee and reviewed this filing with management and the Company’s auditors.

Vote Required For Election of Directors

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the approval of the nominees for Directors.

THE BOARD OF DIRECTORS DEEMS THE NOMINEES FOR DIRECTORS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

EXECUTIVE COMPENSATION AND RELATED MATTERS

Summary of Cash and Certain Other Compensation

The following table sets forth certain compensation paid by us during the fiscal years ended May 31, 2003, May 31, 2002 and May 31, 2001 to our President and Chief Executive Officer and Chief Financial Officer.

Summary Compensation Table

	Annual Compensation						Long Term Compensation Securities Underlying Options
Name and Principal Position	Fiscal Year	Salary $			Bonus $			All Other Compensation
Bruce Korman President and Chief Executive Officer	2003 2002 2001	$ $ $	180,000 180,000 180,000	(1)				$ $ $	18,000 18,000 18,000	(2) (2) (2)
Edmund King Chief Financial Officer	2003 2002 2001	$ $ $	138,000 120,000 60,000		15,000	(3)	50,000	$ $ $	9,000 9,000 6,000	(2) (2) (2)

(1)	As of May 31, 2003 the Company owed Mr. Korman approximately $161,000 in back wages.

(2)	Amount represents Company paid additional benefits automobile allowance. As of May 31, 2003 the company owed Mr. Korman $43,889 in benefits and other reimbursable expenses.

(3)	Amount represents Company paid bonus.

No options were granted to our Executive Officers during the fiscal year ended May 31, 2003. However, on March 28, 2003, the Board of Directors approved the award of 1,350,000 options to Mr. Bruce Korman. The options/warrants will have an exercise price of $0.65 per share. The award is subject to shareholder approval as part of the approval being sought for an increase in the Employee Plan in Proposal II. The figures are included in this table, but have not been included in the Company’s financial statements for the fiscal year ended May 31, 2003 because of the requirement for shareholder approval. Assuming shareholder approval of these awards, the following table discloses information concerning stock options granted in the year ended May 31, 2003 to our Chief Executive Officer. No other options were granted to the Chief Executive Officer or any other executive officer during the fiscal year ended May 31, 2003.

Option Grants in Fiscal Year Ended May 31, 2003

	Individual Grants in Last Fiscal Year
Name	Number of Securities Underlying Options/Warrants		Percent of Total Options/Warrants to Employees in Fiscal Year (%)	Exercise Price ($/Sh)	Expiration Date
Bruce Korman	1,350,000	(1)	100%	$0.65	03/08/10

Aggregated Option Exercises And Fiscal Year-End Option Values

The following table sets forth information concerning the number of options owned by the Named officers and the value of any in-the-money unexercised stock options as of May 31, 2003. No options were exercised by any of the named officers during the fiscal year ended May 31, 2003:

	Number of Securities Underlying Unexercised Options at May 31, 2003		Value of Unexercised In-the-Money Options at May 31, 2003(1)
Name	Exercisable	Un-exercisable	Exercisable	Un-exercisable
Bruce Korman (2)	80,915	0	0	0
	72,444	0	0	0
	46,821	0	0	0
Edmund King	33,333	16,667	0	0

(1)	Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the fiscal year-end market value of the Common Stock. An Option is “in-the-money” if at the fiscal year end (May 31) the fair market value of the Common Stock exceeds the option exercise price.

(2)	On March 28, 2003, the Board of Directors approved the award of 1,350,000 options/warrants to Mr. Bruce Korman. The options/warrants will have an exercise price of $0.65 per share. The award is subject to shareholder approval. The figures are not included in this table. The outstanding options reflected in the table held by Mr. Korman above would be cancelled upon the approval of the new options.

Employment Agreements

We previously entered into a three-year employment agreement with Mr. Korman, the initial term of which expired in July 2001 and automatically renews for successive one year periods unless otherwise terminated. The loss of the services of Mr. Korman could have a material adverse effect on our business and prospects. Mr. Korman also participates in other business endeavors, which require a portion of his business time. Although Mr. Korman has advised us that his participation in outside business matters should not interfere with his performance of his duties as our President and Chief Executive Officer, there can be no assurance that a conflict of interest will not arise with respect to the allocation of Mr. Korman’s time or that such conflict would be resolved in our favor.

In December 2000, the Company has entered into an employment agreement with Mr. Edmund King and under the terms of his employment, Mr. King serves as Chief Financial Officer and Secretary of the Company and its subsidiaries. Mr. King receives a base salary of $120,000 per annum, and is entitled to participate in employment benefit plans available to other senior executives, and will receive a car allowance and reimbursement of expenses. Mr. King was granted five-year stock options to purchase 50,000 shares of Common Stock with an exercise price of $2.19 per shares, the closing price of the Company’s stock on December 7, 2000. The options vest in one-third increments commencing December 2001.

1996 Employee Stock Option Plan

In 1996, the Company adopted the 1996 Employee Stock Option Plan (the “Employee Plan”). The purpose of the Employee Plan is to attract and retain qualified personnel, to provide additional incentives to employees, officers and consultants of the Company and to promote the success of the Company’s business. Under the Employee Plan, the Board of Directors or the Compensation Committee may grant options to employees or consultants. A reserve of 775,887 shares of the Company’s Common Stock had been established for issuance with respect to options granted under the Employee Plan. As of November 24, 2003, there were outstanding 393,780 options under the Employee Plan. The Employee Plan is currently administered by the Board of Directors. Subject to the Employee Plan, the Board has complete discretion to determine which eligible individuals are to receive option grants, the number of shares subject to each such grant, the exercise price of the option, the status of any granted option as either an incentive stock option or a non-qualified option, the vesting schedule to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

Each option granted under the Employee Plan will have a maximum term of ten years, subject to earlier termination following the optionee’s cessation of service with the Company. All options granted to date under the Employee Plan by the Board have a term of five years. The exercise price of incentive stock options and non-qualified stock options granted under the Employee Plan were required to be at least 100% of the fair market value of the stock subject to the option on the date of grant, respectively (or 110% with respect to incentive options granted to holders of more than 10% of the voting power of the Company’s outstanding stock). Such payment may be made in cash, or at the discretion of the Board, in outstanding shares of Common Stock held by the participant, through a full recourse promissory note payable in installments over a period of years or any combination of the foregoing.

Employee Stock Option Plan Benefits

Under the Employee Stock Option Plan, all employees are eligible to participate and to receive option awards. As of November 17, 2003 the Company has 17 employees. Additionally, consultants may also receive option awards. Members of the Board of Directors who are not employees are not eligible to participate. Options may be granted from time to time by the Board of Directors or the Compensation Committee of the Board of Directors. Options convey the right to purchase Common Stock of the Company, at the exercise price determined at the date of grant.

The Company’s shareholders are being requested at the Annual Meeting to approve certain amendments to the Employee Plan, including(i) an increase in the number of reserved shares by 2,725,000 shares, (ii) a removal on a provision in the Employee Plan which restricts the grant of more than 350,000 options under the Employee Plan to any employee in a one year period, and (iii) a revision whereby the Board of Directors has the authority to determine the exercise price of non-qualified stock options at its discretion, provided that in no event shall such exercise price be less than 85% of the fair market value of the stock subject to the option on the date of grant. See Proposal II below.

Federal income Tax Consequences of Option Grants under the Employee Plan

Under the Employee Plan, there may be granted “non-qualified” (sometimes called incentive stock options or ISO) and “qualified options” (sometimes called non-qualified options or NQSO), and there can be different tax treatment for both the company and the option recipient with respect to these grants. A recipient of an option is called a grantee.

Incentive Stock Options

Under the Internal Revenue Code and Internal Revenue Service regulations and administrative pronouncements thereunder, a grantee will not realize taxable income by reason of either the grant or the exercise of an ISO, and the company will not receive an income tax deduction at either such time. However, any appreciation in share value following the date of grant will be taken into consideration at the time or exercise in determining liability for the alternative minimum tax. If a grantee exercises an ISO and delivers other shares of common stock as payment for part or all of the exercise price of the common stock received upon exercise of the ISO (“Payment Stock”), no gain or loss will be recognized with respect to the Payment Stock delivered and no tax will be payable with respect to the Payment Stock or the common stock received upon exercise of the ISO. The holding period of such common stock received will include the holding period of the Payment Stock. To the extent the number of shares received exceeds the number of shares tendered, the grantee’s basis in the additional shares of common stock received upon exercise of the ISO is zero and these shares have a holding period that commences on the date of exercise of the ISO. However, if the Payment Stock was acquired pursuant to the exercise of an ISO and the required holding period in order to obtain favorable tax treatment with respect to such common stock is not met as of the date such common stock is delivered, the grantee will be treated as having sold the Payment Stock in a disqualifying disposition and will be subject to the rules described below for disqualifying dispositions. The grantee’s basis in the common stock that he or she receives upon exercise of the ISO in exchange for the Payment Stock is the same as his or her basis in the Payment Stock increased by any amount included in gross income as ordinary income due to any disqualifying disposition and any cash paid on the exercise. The holding period of such common stock commences on the date of exercise of the ISO.

If a grantee exercises an ISO and does not dispose of the shares of common stock within two years from the date of grant and one year from the date of exercise, the entire gain, if any, realized upon disposition will be taxable to the grantee as long term capital gain, and the company will not be entitled to any deduction. If, however, a grantee disposes of shares of common stock prior to the expiration of the holding periods described in the previous sentence (a so-called “disqualifying disposition”), the grantee will generally realize ordinary income in, and tax withholding may be required upon, an amount equal to the difference between the exercise price and the pari market value of such shares of common stock on the date of exercise. The company will be entitled to a deduction equal to the amount recognized as ordinary income by the grantee. Any additional appreciation will be treated as a capital gain (long term or short term depending on how long the grantee held the hares of common stock prior to disposition) and the company will be not entitled to any further deductions for federal income tax purposes. If the amount realized by the grantee is less than the fair market value of the shares of common stock upon exercise, then the amount or ordinary income and the corresponding company deduction is equal to the excess of the amount realized over the exercise price.

Non-Qualified Stock Options

As to the NQSOs, there will be no federal income tax consequences to either the grantee or the company on the grant of the option because the NQSO does not have a “readily ascertainable fair market value” as required by Section 83 of the Code. Additionally, if a grantee exercises a NQSO and delivers shares of common stock as payment for part or all of the exercise price of the common stock purchased, no gain or loss will be recognized with respect to the common stock delivered. To the extent a grantee receives more shares of common stock pursuant to the exercise of the option than shares of common stock delivered, the fair market value of this excess, less any cash paid by the grantee, will be subject to applicable tax withholding.

On the exercise of an NQSO, the grantee (except as described below) recognizes taxable ordinary income equal to the difference between the exercise price of the NQSO and the fair market value of such shares of common stock on the date on the date of exercise. The company will be entitled to a tax deduction in an amount equal to the grantee’s taxable ordinary income if it provides the grantee with a timely Form W-2 or Form 1099, as appropriate.

Upon sale of the common stock by the grantee, he or she will recognize long term or short term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and his or her basis for the common stock, which will include the amount previously recognized by him or her as ordinary income. The holding period for capital gains purposes will commence on the day the optionee acquires the shares of class a common stock pursuant to the NQSO. None of the appreciation on NQSO is subject to the alternative minimum tax.

Section 280G

Under Section 280G of the Code, amounts payable to officers and highly compensated individuals that are contingent upon a change in the ownership or effective control of a corporation or of a substantial portion of its assets may be subject to a 20% excise tax and may not be deductible by the corporate payor if they exceed a “basic amount” allocated to such payment (so-called “excess parachute payments”). The acceleration of the right to exercise otherwise non-vested NQSOs, when considered in connection with other payments to officers and highly compensated individuals of the company, may give rise to excess parachute payments. In that event, the affected grantee will be subject to a 20^% excise tax, and the company will lose its deduction.

Section 162(m)

Under Section 162(m) of the Code, the income tax deduction of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m) of the Code, the deduction limit does not apply to certain “performance-based” compensation established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, awards will satisfy the performance-based exception if the Awards are made by a qualifying compensation committee, the specified period and the compensation is based solely on an increase in the stock price after the date of grant (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the Award on the grant date). The company intends to consider fully the implications of Section 162(m) of the Code on the deductibility of compensation in making awards under the Employee Plan.

The foregoing federal income tax information is a summary only and does not purport to be a complete statement of the relevant provisions of the Code.

Non-Executive Director Stock Option Plan

In August 1998 the Board of Directors approved a stock option plan for Non-Employee Directors who are not eligible to participate in the Employee Plan. The Director Stock Option Plan (the “Director Plan”) was approved by the Company’s shareholders at the Annual Meeting held in June 1999 and the Director Plan expires in August 1998.

The Director Plan provides each non-executive director with options to purchase 30,000 options upon joining the Board of Directors. The options vest as follows: 10,000 options vest upon joining the Board; 10,000 options vest on the first anniversary date; and 10,000 options vest on the director’s second anniversary date. There are no annual grants of options to directors under the Director Plan. Only non-employee directors of the Company are eligible to participate in the Director Plan.

The Director Plan is intended to attract and retain key personnel whose performance is expected to have a positive effect on the Company’s profits and growth potential by encouraging and assisting those persons to acquire equity in the Company. The Board believes that by compensating Directors with stock options the Board will have similar interests to the shareholders of the Company to promote growth and enhanced shareholder value.

There are 150,000 shares reserved for issuance under the Director Plan. As of November 1, 2003, options to purchase a total of 120,000 shares of the Company’s Common Stock have been issued under the Director Plan. Options may be granted under the Director Plan until the year 2008 to (i) non-executive directors as defined and (ii) members of any advisory board established by the Company who are not full time employees of the Company or any of its subsidiaries.

The exercise price for options granted under the Director Plan shall be 100% of the fair market value of the Common Stock on the date of grant. Until otherwise provided in the Director Plan the exercise price of options granted under the Director Plan must be paid at the time of exercise, either in cash, by delivery of shares of Common Stock of the Company or by a combination of each. The term of each option commences on the date it is granted and, unless terminated sooner as provided in the Director Plan, expires five years from the date of grant. Options granted under the Director Plan are not qualified for incentive stock option treatment.

On March 28, 2003 the Board of Directors approved amendments to the Non-Executive Director Stock Option Plan. Under the amendments directors serving on the Board at March 28, 2003 will receive a one time grant of 140,000 options and the currently outstanding options held by them will be terminated. On November 10, 2003, the Board of Directors also approved a second amendment to the Director Plan to include a provision to provide for a one time grant to new members of 70,000 options, vesting over a two year period. As a result, the number of shares required to be reserved under the Director Plan needs to be increased to a total of 700,000 shares. Shareholders are being requested to approve these and other amendments to the Director Plan in Proposal III of this Proxy Statement.

PROPOSAL II: AMENDMENT OF EMPLOYEE STOCK OPTION PLAN

The Company’s Employee Plan was adopted by the shareholders at the Company’s 1996 Annual Meeting and provided for the purchase of up to 575,887 shares of Common Stock by participating eligible employees of the Company and its subsidiaries. At the Annual Meeting of Shareholders held on June 21, 1999, the Company’s shareholders approved an amendment to the Employee Plan to increase the number of shares eligible for issuance by 200,000 shares from 575,887 to 775,887 shares.

The Company has issued all of the available options under the Employee Plan and in connection with the hiring of additional employees and grants to existing employees, has committed to the grant of an additional 2,725,000 shares in excess of the currently reserved 775,887 shares. In addition, the Board of Directors has agreed to grant Mr. Bruce Korman, our Chief Executive Officer a total of 1,350,000 options under the Employee Plan, subject to shareholder approval under this Proposal II. The Company desires to increase the number of shares reserved for issuance under the Employee Plan to help it continue to attract and retain motivated employees. The Company believes that awards granted under the Employee Plan have a positive effect on the Company’s profits and growth potential by encouraging and assisting recipients to acquire equity in the Company and thereby align their long term interest with that of the Company. The Company intends to continue this policy of issuing stock options.

In addition, the Employee Plan currently provides that the exercise price of incentive stock options and non-qualified stock options granted under the Employee Plan must be at least 100% of the fair market value of the stock subject to the option on the date of grant, respectively (or 110% with respect to incentive options granted to holders of more than 10% of the voting power of the Company’s outstanding stock). In light of the current volatility of the stock markets, including the volatility of the trading prices of the Company’s stock, the Company believes it will be required, from time to time, to offer non-qualified stock options at below fair market value. In addition, the Company believes that in light of the Company’s limited cash resources, combined with the extremely tight labor market, it must be able to offer non-cash incentives to employees and prospective employees. Under Internal Revenue Department regulations, incentive stock options may not be issued at less than fair market value and therefore the Company does not seek an amendment to the Employee Plan in this regard.

Finally, the Company has determined that the current Employee Plan’s limitation on the number shares which may be granted to any employee is overly restrictive and would hinder the Company’s ability to encourage employee service and loyalty. In light of the fact the options granted under the Employee Plan have a term of five years, the Company will likely reach the current Employee Plan’s limit of 350,000 shares for certain employees who the Company may wish to reward additional options to promote superior service and loyalty to the Company. The removal of this restriction would also remove any restrictions on executive officers from receiving more than 350,000 options, including our Chief Executive Officer. The Board of Directors believes that this restriction is not realistic in that the company has limited cash resources and therefore must provide its employees, including senior management, with non-cash incentives.

For the foregoing reasons, the Board of Directors has approved as of November 10, 2003, and is submitting for shareholder approval, the following amendments to the Employee Plan:

•	to increase the number of shares reserved under the Employee Plan by 2,725,000 shares to an aggregate of 3,500,887 reserved shares;

•	to allow for the granting of non-qualified stock options with an exercise price as may be determined in the sole discretion of the Board of Directors, provided that in no event shall such price be less than 85% of the fair market value;

•	to remove the restriction on the number of shares which may be granted to any employee during the term of the Employee Plan; and

•	the grant of 1,350,000 options to Bruce Korman under the Employee Plan with an exercise price of $0.65 per share and a term of seven years, with the termination of his existing 200,180 options.

The proposals are being submitted as a single amendment to the Employee Plan, and shareholders will not be voting separately on each proposal. The full text of the Employee Plan, as amended to reflect these proposals, is annexed hereto as Exhibit B.

The Board of Directors has also approved the grant of the options indicated below to the persons indicated, subject to approval of Proposal II by shareholders. The chart sets forth the name of each executive officer and for executive officers and employees as a group, the amount of options previously granted and the exercise price and expiration date and options to be granted as approved by the Board of Directors. On November 21, 2003, the Company’s Common Stock had a closing price of $1.00 on the American Stock Exchange.

Name and Position	Number of Options Previously Granted	Exercise Price of Options Previously Granted (Range)	Expiration Date of Options Previously Granted	Number of Options Approved by Board to Be Granted	Exercise Price of Options To be Granted	Expiration Date of Options To Be Granted
Bruce Korman, Chairman and President	200,180			1,350,000	$0.65	March 28, 2010
Edmund King, Chief Financial Officer
Darryl Bergman, Chief Technology Officer
Employees as a group, excluding Executive Officers

The following table sets forth the number of shares of common stock subject to options granted to each of the following under the Employee Stock Option Plan during the fiscal year ended May 31, 2003. The benefits to be received by the Company’s executive officers and employees as a result of the proposed amendment to the Employee Stock Option Plan are not determinable, since the amounts of future grants to participants are in the discretion of the Board of Directors (or the Compensation Committee). The preceding table sets forth information pertaining to options which have been granted with respect to the share increase for which shareholder approval is sought under this Proposal.

Name and Position	Dollar Value ($)	Number of Units
Bruce Korman, Chairman, President and Chief Executive Officer	$877,500	1,350,000
Executive Officers as a Group (For fiscal year 2003, 3 persons, 1 of whom was a recipient)
Non-Executive Director Group (For fiscal year 2003, 4 persons, none of whom were recipients)[1]	N/A	N/A
Non-Executive Officer/ Employee Group (For fiscal year 2003, 4 recipients)		120,000

(1)	Non-executive directors of the Company Corp. are not eligible to receive options under the Employee Stock Option Plan. Such persons, however, are annually granted options under the Company’s Director Stock Option Plan.

Report on Repricing of Options.

The Board of Directors concluded on March 28, 2003 that the Company needed to increase the number of options for its Chief Executive Officer, Bruce Korman. In addition, the Board determined to issue replacement options for the 200,180 options then held by him and cancel those options. The effect of the issuance of the replacement options was to “reprice” the previously outstanding options with 200,180 options with an exercise price of $0.65 per share. The previously issued options had an exercise price of $7.00 per share.

The Board considered several factors in its decision to issue the new and replacement options to Mr. Korman:

•	Mr. Korman, a founder of the Company, had not received any options from the Company since its public offering in August 1998;

•	Mr. Korman had not received any increase in his cash compensation for several years, and had never received any bonus compensation despite his efforts on the Company’s behalf;

•	During the past few fiscal years, Mr. Korman had made numerous interest free loans to the company in order for the Company to meet its working capital needs, including its payroll for employees, and had never received any other consideration in exchange for these loans. At certain times, the amount of these loans exceeded $200,000. At February 28, 2003, Mr. Korman had loans outstanding to the Company of approximately $110,000; and

•	Mr. Korman was owed approximately $110,000 from the Company as of February 28, 2003 reflecting past due salry..

In light of these factors the Board decided to issue an aggregate of 1,350,000new options to Mr. Korman with an exercise price of $0.65 per share, the market price of the Company’s common stock on March 28, 2003. Under applicable Internal Revenue Service rules, only $110,000 of the options being granted to Mr. Korman may be treated as qualified or incentive options and the remainder shall be deemed non-qualified options. This grant is being submitted to shareholders as part of the Proposal II to amend the Employee Plan, as described below.

Vote Required for the Amendment to the Employee Stock Option Plan

The affirmative vote of the holders of a majority of the shares of Common Stock and Series B Stock voting at the Annual Meeting is required for the approval of the amendments to the Employee Plan.

THE BOARD OF DIRECTORS DEEMS THE PROPOSED AMENDMENTS TO THE 1996 EMPLOYEE STOCK OPTION PLAN TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

PROPOSAL III: AMENDMENT OF NON-EXECUTIVE DIRECTOR PLAN

In June 1999 stockholders approved adoption of the Non-Executive Director Stock Option Plan (the “Director Plan”). Under the original terms of the Director Plan each non-executive director is granted options to purchase 30,000 options upon joining the Board of Directors. The options vest upon as follows: 10,000 options vest upon joining the Board; 10,000 options vest on the first anniversary date; and 10,000 options vest on the director’s second anniversary date. There are no annual grants of options to directors under the Director Plan. The exercise price for options granted under the Director Plan shall be 100% of the fair market value of the Common Stock on the date of grant. Until otherwise provided in the Director Plan the exercise price of options granted under the Director Plan must be paid at the time of exercise, either in cash, by delivery of shares of Common Stock of the Corporation or by a combination of each. The term of each option commences on the date it is granted and, unless terminated sooner as provided in the Director Plan, expires 7 years from the date of grant. Options granted under the Director Plan are not qualified for incentive stock option treatment. Options may be granted under the Director Plan until the year 2008 to (i) non-executive directors as defined and (ii) members of any advisory board established by the Corporation who are not full time employees of the Corporation or any of its subsidiaries. As of May 31, 2003, and November 1, 2003 options to purchase a total of 120,000 shares of the Corporation’s Common Stock have been issued under the Director Plan.

The Board of Directors recommends the following amendments to the Director Plan, all of which were approved by the Board of Directors as of March 28, 2003 and November 10, 2003:

•	The first amendment would provide for a one time grant of 140,000 options with an exercise price of $0.65 per share and a seven year exercise term to members of the Board as of March 28, 2003, and all existing options would be terminated.

•	The second amendment would provide for a one time grant to new members of the Board after the shareholders meeting of 70,000 options, which would vest over a two year period commencing on the date of membership on the Board.

•	The third amendment would increase the number of shares reserved under the Director Plan from 150,000 shares to 700,000 shares. The increase is necessary to provide for additional outside directors and to provide for the new proposal to provide for one time grants of 70,000 options to new members of the Board and the one time grant of 140,000 options which are being submitted for shareholder approval.

The Board also approved certain vesting provisions with respect to the 140,000 options granted to current Boad members on March 28, 2003. These provisions required that options granted to Robert Fagenson and Richard Miller would all be deemed vested at March 28, 2003 in recognition for their long term service to the Company. Of the options granted to Mr. Walls and Mr. Granno, 93,334 were deemed vested as of March 28, 2003 and the remaining options would vest at the end of the second year of their service to the Company. As of November 24, 2003, all of these previously unvested options had vested.

The Board of Directors believes that equity-based incentive compensation plays a critical role in retaining and attracting motivated directors. The Company does not pay cash compensation to its Directors. Further, the rules and regulations passed by both the Securities and Exchange Commission and the American Stock Exchange, and forthcoming rules, in connection with the Sarbanes Oxley Act require more expertise on the part of Board members and a greater time commitment, as well as potential exposure to liability. Therefore, in order to attract any persons to serve as a member of a small company with little revenue and no income, which does not pay cash compensation to Board members, these people must be compensated in some manner, which the Board believes is stock options. Further, the Board believes that the grant of stock options is in line with the interests of stockholders

A copy of the Director Plan is set forth as Appendix C annexed hereto and the description of the Director Plan in this Proxy Statement is qualified in its entirety by reference to Appendix C.

The Director Plan is intended to attract and retain key personnel whose performance is expected to have a positive effect on the Corporation’s profits and growth potential by encouraging and assisting those persons to acquire equity in the Corporation. Moreover, management and the Board believe that with the increased burdens required of directors and potential liabilities as a result of recent legislation such as the Sarbanes-Oxley Act, it will be more difficult to attract and retain persons to serve on the board of directors of public companies, and especially difficult to attract persons to serve on the board of small public companies such as Cash Technologies who do not pay cash to directors

The following chart sets forth the name of each non-executive director who received options under the Director Plan during the fiscal year ended May 31, 2003, the amount of options granted and the value of such options, assuming that the proposed amendments are approved by shareholders.

Name and Position	Dollar Value of New Options (2)	Number of New Options to be Granted
Richard Miller	$91,000	140,000
Robert Fagenson	$91,000	140,000
Kevin Walls	$91,000	140,000
David Grano	$91,000	140,000
Non-Executive Director Group (For fiscal year 2003, 4 persons)	$364,000	560,000

(1)	The value of the new options is determined by reference to the exercise price of the options, which the Board determined by the closing price of the Company’s common stock on March 28, 2003 at $0.65 per share.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock and Series B Stock voting at the Annual Meeting is required for the approval of adoption of amendments to the Non-Executive Director Plan

THE BOARD OF DIRECTORS DEEMS ADOPTION OF THE AMENDMENTS TO THE DIRECTOR PLAN TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

PROPOSAL IV:	APPROVAL OF THE CONVERSION TERMS OF THE SECURITIES SOLD IN THE COMPLETED PRIVATE PLACEMENT OF UNITS

On October 4, 2000, the Company completed a private placement offering of units comprised of Series B 8% Preferred Stock and Series C Warrants. The Company received gross proceeds of $2,000,000 from the private offering. Each unit had a purchase price of $100,000 and is comprised of 20,000 shares of Series B Stock and 4,000 Series C Warrants. The Series B Stock has annual dividends payable at 8% per year, payable in cash or Common Stock at the option of the Company. The Series B Stock is convertible into Common Stock at the rate of $5.00 per share divided by the lesser of (i) $5.50 per share; or (ii) the average closing price for the Company’s Common Stock for the five (5) trading days ending on the trading day prior to the date of the conversion notices submitted by shareholders; provided, however, in no event will the conversion rate be less than $2.50 per share. The Series C Warrants have an exercise price of $2.00 per share. The Company has used the proceeds for working capital and debt repayment.

Holders of the Series B Preferred Stock will not be voting, and their votes will not be counted, for Proposal IV which involves matters related to the Series B Preferred Stock.

The Company’s Common Stock is listed for trading on the American Stock Exchange and, therefore, is subject to the rules of the American Stock Exchange. Pursuant to the American Stock Exchange Constitution and Rules, Section 713, a corporation is required to obtain shareholder approval of an offering in the event that more than 20% of the presently outstanding common stock, or securities convertible into common stock, are issued at a price lower than market value. As of August 15, 2000, the date prior to commencement of the private offering, the Company had 3,522,200 shares of Common Stock issued and outstanding. Generally, in making a determination regarding the shareholder approval and the 20% rule, the American Stock Exchange will compute the number of shares to be obtained utilizing the lowest possible conversion ratio, and will rely on the number of shares outstanding at the time of the offering. Since 400,000 shares of the Series B Preferred Stock and 80,000 Series C Warrants were purchased by the purchasers, and assuming the lowest possible conversion price of $2.50 for the Series B Preferred Stock is used at the time of conversion into the Company’s Common Stock, the shares of Common Stock issuable upon conversion of the Series B Preferred Stock (800,000 shares) plus the exercise of the Series C Warrants (80,000 shares) would exceed 20% of the Company’s issued and outstanding Common Stock as of August 15, 2000. Therefore, shareholder approval is required regarding the conversion of the securities underlying the units in the private offering. In the event that stockholder approval is not obtained, purchasers of such securities will be allowed to convert only up to an aggregate number of Series B Preferred Stock and Series C Warrants that, upon conversion or exercise, would equal less than 20% of the Company’s outstanding Common Stock (approximately 700,000 shares Common Stock).

The Company has previously received written agreements from holders of 100,000 shares of Series B Preferred Stock, including one of our directors, Kevin Wells, that such persons would not convert any shares of Series B Preferred Stock owned by them until shareholders approve the conversion terms as proposed in this Proxy Statement. These shares represented an aggregate of 25% percent of the outstanding shares of Series B Preferred Stock (or 25% if the shares had been converted into Common Stock) and were obtained by the Company in order to maintain compliance with the American Stock Exchange Rule. As of November 1, 2003, holders of 280,000 shares of Series B Preferred Stock had converted their shares into Common Stock.

Description of Terms of the Series B Preferred Stock

The following is a summary of the material terms of the Series B Preferred Stock and is qualified in its entirety by the provisions of our Certificate of Incorporation and the Certificate of Designation related to the securities. We originally authorized an aggregate of 400,000 shares of Series B preferred stock and issued 400,000 shares, of which there are 120,000 outstanding as of November 24, 2003. Holders of 280,000 shares have previously converted such shares into our Common Stock.

Dividends

Subject to the limitations described below, holders of shares of the Series B Preferred Stock will be entitled to receive, when, as and if declared by the Board, out of our funds legally available for payment, cumulative annual dividends at the rate of 8%. At our option, dividends may be paid in cash or shares of our common stock.

Dividends are payable annually on June 30th of each year and are cumulative from the date of original issuance of the Series B Preferred Stock and will be payable to holders of record as they appear on our stock books on the tenth business day prior to the dividend payment date. Dividends on the Series B Preferred Stock shall accrue whether or not they have been declared and whether or not they have been declared and whether or not there are profits, surplus or other corporate funds legally available for the payment of dividends. Dividends on the Series B Preferred Stock will be junior to D dividends on any series or class of stock senior to the Series B Preferred Stock. If at any time any dividend on any senior stock is in default, we may not pay any dividend on the Series B Preferred Stock until all accrued and unpaid dividends on senior stock are paid or set aside for payment. The Series B Preferred Stock will have priority as to dividends over the common stock and any other class or series of stock junior to the Series B Preferred Stock. We may neither pay any dividend on nor purchase, redeem or acquire any junior stock unless all accrued and unpaid dividends on the Series B Preferred Stock are paid or set aside for payment.

Voting Rights

The holders of the Series B Preferred Stock shall be entitled to the following voting rights:

(1) the holders of the Series B Preferred Stock shall be entitled to vote together with the common stock on all matters on which our common stockholders are entitled to vote;

(2) each share of Series B Preferred Stock is entitled to one vote;

(3) any proposal to amend, alter or repeal any provisions of the Series B Preferred Stock, Certificate of Incorporation or By-Laws so as to materially adversely affect any of the preferences, rights, powers or privileges of the Series B Preferred Stock or the holders thereof;

(4) any proposal to create, authorize or issue any other class or series of preferred stock on a parity with, or having greater or preferential rights than, the Series B Preferred Stock with respect to liquidation or dividends,

(5) any proposal to directly or indirectly, redeem, repurchase or otherwise acquire for value, or set aside for payment or make available for a sinking fund for the purchase or redemption of, any stock ranking junior to on a parity with the Series B Preferred Stock;

(6) any proposal to enter into any agreement which would prohibit or restrict our right to pay dividends on the Series B Preferred Stock;

(7) any proposal to consummate a transaction which would result in a change of our control or a sale of all or substantially all of our assets; and

(8) as required by Delaware law.

Redemption at Our Option

We may redeem the Series B Preferred Stock, in whole or in part, at our option, at any time after either one year from the date of issuance or if the average closing price for our common stock is at least $12.00 for the 10 trading days prior to the date of a redemption notice, as follows:

(1) we shall pay a redemption price of $2.50 per share of Series B Preferred Stock to be redeemed, payable in immediately available funds to the order of the record holder of the Series B Preferred Stock;

(2) if less than all of the outstanding shares of Series B Preferred Stock are to be redeemed, we shall select those to be redeemed pro rata or by lot or in such other manner as the board of directors may determine in good faith.

(3) in the event that we have failed to pay accrued and unpaid dividends on the Series B Preferred Stock, we may not redeem any of the then outstanding shares of the Series B Preferred Stock, unless all the then outstanding shares are redeemed, until all such accrued and unpaid dividends and, except with respect to shares to be redeemed, the then current annual dividend have been paid in full.

(4) there is no mandatory redemption or sinking fund obligation with respect to the Series B Preferred Stock.

(5) prior to redemption, we shall deliver to each record holder of Series B Preferred Stock notice of our intention to redeem all or part of the shares of Series B Preferred Stock. The notice shall state the redemption date, which date shall be a business day. Notice of redemption shall be mailed by United States first class mail at least 30 days but not more than 60 days before the redemption date to each holder of record of shares of Series B Preferred Stock to be redeemed at the address shown on our stock books. Unless a holder of Series B Preferred Stock elects to convert his Series B Preferred Stock prior to 5:00 p.m. (Pacific Standard Time) on the redemption date, he shall return any and all original share certificates representing Series B Preferred Stock to be redeemed to us or such other place at set forth in the notice of redemption. At 5:00 p.m. (Pacific Standard Time) on the redemption date, the right of any holder to convert their shares of Series B Preferred Stock shall terminate. After the redemption date, dividends will cease to accrue on the shares of Series B Preferred Stock called for redemption, and all rights of the holders of such shares will terminate except the right to receive the redemption price without interest, unless we default in the payment of the redemption price. We shall use our best efforts to deliver the redemption price within 10 days after our receipt the original shares of Series B Preferred Stock returned by the holder to us. The shares of Series B Preferred Stock that we redeem will be restored to the status of authorized but unissued shares of preferred stock, without designation as to series, and may thereafter be issued, but not as shares of Series B Preferred Stock.

Conversion Rights

The Series B Preferred Stock is convertible into Common Stock as follows:

The holders of Series B Preferred Stock will be entitled at any time following the Issue Date to convert their shares of Series B Preferred Stock into fully paid and nonassessable shares of common stock, at the following conversion rate: $5.00 per share divided by the lesser of $5.50 or the average closing price for our common stock for the five day period ending on the trading day prior to the date of a conversion notice; provided however, the rate shall note be less than 2.50 per share.

The holders of the Series B Preferred Stock shall not, however, have the right to convert their shares of Series B Preferred Stock into more than 19.9% of the issued and outstanding shares of our common stock from the date of issue until we receive approval from our shareholders pursuant to the rules of the American Stock Exchange.

The conversion rate shall be subject to adjustment from time to time as follows:

(1) if we shall (A) declare a dividend or make a distribution on our common stock in shares of its common stock, (B) subdivide or reclassify the outstanding shares of common stock into a greater number of shares, or (C) combine or reclassify the outstanding common stock into a smaller number of shares, the conversion rate in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series B Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of common stock which he would have owned or been entitled to receive had such Series B Preferred Stock been converted immediately prior to such date. Successive adjustments in the conversion rate shall be made whenever any event specified above shall occur.

(2) In case we shall fix a record date for the making of a distribution to all holders of shares of our common stock (A) of shares of any class other than our common stock or (B) of evidence of indebtedness of us or any subsidiary or (C) of assets, excluding cash dividends or distributions, and dividends or distributions, or (D) of rights or warrants, excluding those referred, each holder of a share of Series B Preferred Stock shall, upon the exercise of his right to convert after such record date, receive, in addition to the shares of common stock to which he is entitled, the amount of such shares, indebtedness or assets or, at the our option, the sum equal to the value thereof at the time of distribution as determined by the board of directors in its sole discretion, that would have been distributed to such holder if he had exercised his right to convert immediately prior to the record date for such determination.

(3) In case of any consolidation with or merger of us with or into another corporation, or in case of any sale, lease or conveyance to another corporation of our assets as an entirety or substantially as an entirety, each share of Series B Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the common stock issuable at the time of such consolidation, merger, sale, lease or conveyance upon conversion of such share of Series B Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Series B Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Series B Preferred Stock.

(4) In case we issue any shares of common stock, other than shares issuable upon conversion or exercise of Series A Preferred Stock, Series B Preferred Stock, Series C Warrants, convertible securities outstanding as of the date of the Designation of Series B Preferred Stock, Placement Agent Warrants, and options issued or issuable pursuant to any of our option plans currently existing or approved by our shareholders in the future; in a transaction for a per share consideration of less than the then existing conversion price, the conversion price in effect immediately prior to such issuance shall be adjusted.

(5) In any case in which these adjustment provisions shall require that any adjustment shall become effective immediately after a record date for an event, we may defer until the occurrence of such event (A) issuing to the holder of any share of Series B Preferred Stock converted after such record date and before the occurrence of such event the additional shares of common stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of common stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of a fractional share of common stock, provided that the we upon request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

(6) In the event we propose to make a distribution to our common stock holders, merge or consolidate with another corporation or sell all or substantially all of our assets to another entity, and such action would result in an adjustment in the conversion rate, we shall give notice to each holder of shares of Series B Preferred Stock, which notice shall specify among other things, the record date, if any, with respect to any such action and the approximate date on which such action is to take place.

Liquidation Rights

In the event of our voluntary or involuntary liquidation, dissolution or winding up, and subject to the prior preferences and other rights of any stock senior to the Series B Preferred Stock, but before any distribution or payment shall be made to the holders of stock junior to the Series B Preferred Stock, the holders of the Series B Preferred Stock shall be entitled to be paid

$5.00 per share, and no more, in cash and/or in property taken at its fair value as determined by the board of directors.

If, upon any such liquidation, dissolution or other winding up of our affairs, our net assets distributable among the holders of all outstanding shares of the Series B Preferred Stock are insufficient to permit the payment in full to such holders of the preferential amounts to which they are entitled, then all of our net assets remaining after the distributions to holders of any stock senior to the Series B Preferred Stock shall be distributed among the holders of the Series B Preferred Stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

The Board is requesting shareholder approval by Common Stock shareholders of the conversion terms of the private offering, as Series B Stock is excluded from voting on this Proposal IV. As reported in the Company’s SEC filings, the Company is continuously in need of capital to fund its operations. In order to obtain investor confidence at the time of the private offering, the Company agreed to use its best efforts to obtain shareholder approval of the conversion terms of the private offering. Moreover, as indicated in its audited financial statements included in the Company’s most recent SEC filing, the Company continues to require capital which may take the form of additional private placements of its securities. The Company believes that shareholder approval of the conversion terms of the private offering will continue to engender investor confidence thereby helping it to obtain further capital through future private placements of its securities.

Vote Required for the Approval of the Conversion Terms of the Securities Sold in the Recently Completed Private Offering of Units

The affirmative vote of the holders of a majority of the shares of only the Common Stock voting at the Annual Meeting is required for the approval of the conversion terms of the securities sold in the recently completed private placement offering of units. Holders of the Series B Stock are not entitled to vote, and will not be counted, in a vote on this Proposal IV.

THE BOARD OF DIRECTORS DEEMS THE PRIVATE PLACEMENT OF UNITS AND THE CONVERSION TERMS THEREOF TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

Equity Compensation Plan Information

The following table sets forth certain information as of November 1, 2003, with respect to each employee, officer and director, each nominee for director, all directors and officers as a group and the persons known by us to hold options under the Company’s Employee Stock Option and Non-Executive Director Stock Option Plan. As of November 1, 2003 a reserve of 775,887 shares of the Company’s Common Stock had been established for issuance under the Employee Plan and 150,000 under the Non-Executive Director Plan. There are 393,780 options outstanding under the Employee Plan and 120,000 under the Non-Executive Director Plan as of November 1, 2003.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and Rights (a)	Weighted Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a)(c)
Equity Compensation Plans Approved by Stockholders	513,780	$4.12	412,107
Equity Compensation Plans Not Approved by Stockholders	0	N/A	N/A

Total	513,780	$4.12	412,107

Certain Relationships and Related Transactions

On September 12, 1997, the Company entered into a commercial single tenant lease agreement with a related party. The landlord is an affiliate of Bruce Korman and Rich Miller, both are officers and/or directors of the Company. The new lease became effective on September 13, 1997 and expired on September 13, 2002. Although the lease agreement expired in September 2002 we continue to rent the facility on a month-to-month basis. The annual rent is $67,416. Rent expense is recognized using the effective rent method over the life of the lease. The lease contains rent escalations and certain rent abatements. There is a provision for a 60-month renewal option. The lease requires the payment of costs such as insurance and other operating costs in addition to minimum rentals. As of May 31, 2003 the Company was $50,753 in arrears under its lease obligations.

In connection with our initial public offering in July 1998, approximately $1,324,700 amount of outstanding corporate indebtedness was converted by certain lenders into approximately 292,745 shares of Common Stock, of which approximately 161,830 are beneficially owned by Messrs. Korman and Miller. In connection with this transaction, we issued Messrs. Korman and Miller options to purchase approximately 161,800 shares of Common Stock at an exercise price of $7.00 per share.

The Company obtained loans of $68,000 in the fiscal year ended May 31, 2002 and $342,700 during the fiscal year ended May 31, 2003 from Bruce Korman who is an affiliate, Chief Executive Officer and Chairman of the Board of Directors of the Company. The loans were short-term loans and as of May 31, 2003 $46,085 are outstanding to Mr. Korman.

On April 4, 2001, the Company obtained loan of $75,000 from Transtech GBM, Inc. Robert Fagenson who is on the Company’s Board of Directors is the Chief Executive Officer of Transtech GBM, Inc. The loan bore an interest rate of 10% annually and the Company has issued warrants to purchase 10,000 shares of the Company’s common stock at an exercise price of $2.00 per share and an exercise period of three years. A compensation expense of $7,284 had been recorded in 2001 in conjunction with the warrants. The company has accrued interest expense of $16,250 in conjunction with this loan. On March 28, 2003, the Board of Directors approved that in-lieu of repayment of the $75,000 loan from Mr. Fagenson to the Company, Mr. Fagenson shall be issued 117,188 warrants exercisable at $0.01 per share with a term of 7 years. Any of such warrants can be redeemed at any time for a cash payment from the Company of $0.65 per warrant share.

Our board of directors has adopted a policy which requires that all transactions with officers, directors or 5% or greater stockholders must be on terms no less favorable than could be obtained from unaffiliated third parties and that, following the election of one or more independent disinterested directors, any such transaction must be approved by a majority of such directors.

Limitations of Liability and Indemnification

The Company’s Restated Certificate of Incorporation and by-laws provide that the Company shall, to the maximum extent permitted from time to time under the Delaware General Corporation Law (the “DGCL”), indemnify and advance expenses to any officer, director, employee or agent of the Company in connection with any threatened, pending or completed action, suit or proceeding. The Restated Certificate of Incorporation also permits the Company to secure insurance on behalf of any person who was or is a director, officer, employee or agent of the Company against any liability incurred by such person in such capacity, regardless of whether indemnification would be permitted under the applicable provisions of the DGCL or the Restated Certificate of Incorporation. Section 102(b)(7) of the DGCL permits a provision in the certificate of incorporation of each corporation organized thereunder eliminating or limiting, with certain exceptions, the personal liability of a director to the corporation or its stockholders for monetary damages for certain breaches of fiduciary duty as a director. Section 145 of the DGCL (“Section 145”), in summary, empowers a Delaware corporation, within certain limitations, to indemnify its officers, directors, employees and agents against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by them in connection with any nonderivative suit or proceeding, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.

With respect to derivative actions, Section 145 permits a corporation to indemnify its officers, directors, employees and agents against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit, provided such person meets the standard of conduct described in the preceding paragraph, except that no indemnification is permitted in respect of any claim where such person has been found liable to the corporation, unless the Court of Chancery or the court in which such action or suit was brought approves such indemnification and determines that such person is fairly and reasonably entitled to be indemnified.

Delaware Anti-takeover Law

The Company is subject to certain anti-takeover provisions under Section 203 of the Delaware General Corporation Law. In general, under Section 203, a Delaware corporation may not engage in any business combination with any “interested stockholder” (a person that owns, directly or indirectly, 15% or more of the outstanding voting stock of a corporation or is an affiliate of a corporation and was the owner of 15% or more of the outstanding voting stock) for a period of three years following the date such stockholder became an interested stockholder, unless (i) prior to such date the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, or (iii) on or subsequent to such date, the business combination is approved by the board of directors and unauthorized at an annual or special meeting of stockholders by at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. The restrictions imposed by Section 203 will not apply to a corporation if the corporation’s initial certificate of incorporation contains a provision expressly electing not to be governed by this section or the corporation by action of its stockholders holding a majority of the outstanding stock adopts an amendment to its certificate of incorporation or by-laws expressly electing not to be governed by Section 203.

The Company has not elected out of Section 203 and such provision could have the effect of discouraging, delaying or preventing a takeover of the Company, which could otherwise be in the best interest of the Company’s stockholders, and have an adverse effect on the market price for the Company’s Common Stock.

FINANCIAL INFORMATION

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MAY 31, 2003 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT THE ACCOMPANYING EXHIBITS, HAS BEEN INCLUDED WITH THIS PROXY STATEMENT. EXHIBITS SHALL BE FURNISHED TO SHAREHOLDERS, IF REQUESTED, UPON PAYMENT TO THE COMPANY OF REASONABLE EXPENSES INCLUDING PHOTOCOPYING AND MAILING EXPENSES, TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFORE SENT TO HOWARD N. BRAND, CHIEF FINANCIAL OFFICER, CASH TECHNOLOGIES, INC., 1434 WEST 11TH STREET, LOS ANGELES, CA 90015. Each such request must set forth a good faith representation that as of the Record Date the person making the request was the beneficial owner of Common Shares of the Company entitled to vote at the Annual Meeting of Shareholders.

OTHER BUSINESS

As of the date of this proxy statement, the foregoing is the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Shareholder Proposals

Proposals of shareholders intended to be presented at the Company’s 2004 Annual Meeting of Shareholders must be received by the Company on or prior to                     , 2004 to be eligible for inclusion in the Company’s proxy statement and form of proxy to be used in connection with the 2004 Annual Meeting of Shareholders.

By Order of the Board of Directors

Edmund C. King, Secretary

Dated: November 24, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

EXHIBIT A

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF CASH TECHNOLOGIES, INC.

CHARTER

I.	PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors of Cash Technologies, Inc. (the “Corporation”) in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Corporation’s independent accountants and internal auditing department.

•	Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.	COMPOSITION

The Audit Committee shall be comprised of two or more directors as determined by the Board, at least two of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. For the purposes of this Charter, the term “independent director” shall mean a person other than an officer who, in the view of the Corporation’s Board of Directors, is free of any relationship that would interfere with the exercise of independent judgment. All members of the Committee shall have a working familiarity with basic finance and accounting practices. In addition, the Audit Committee composition and qualification of its members shall be in compliance with the Rules of the American Stock Exchange and Nasdaq Stock Market, as applicable.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.	MEETINGS

The Committee shall meet at least once annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the Chief Financial Officer and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair may meet with the independent accountants and management quarterly to review the Corporation’s financials consistent with IV.4. below).

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, as conditions dictate.

2. Review the Corporation’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal auditing department and management’s response.

4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants’ independence.

6. Receive from the independent accountants a formal written statement delineating all relationships between the independent accountants and the Corporation, consistent with Independence Standards Board Standard 1; actively engage in a dialogue with the independent accountants concerning any disclosed relationships or services that may impact their objectivity and independence; and taking, or recommending that the Corporation’s Board of Directors take, appropriate action to oversee the independence of the independent accountants.

7. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

8. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

Financial Reporting Processes

9. In consultation with the independent accountants and the internal auditors, review the integrity of the organization’s financial reporting processes, both internal and external.

10. Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

11. Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvement

12. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

13. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

15. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

16. Review activities, organizational structure, and qualifications of the internal audit department.

17. Review, with the organization’s counsel, legal compliance matters including corporate securities trading policies.

18. Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

19. Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

1996 STOCK OPTION PLAN

(AMENDED as of March 28, 2003)

OF

CASH TECHNOLOGIES, INC.

1.	PURPOSE

Cash Technologies, Inc. (the “Company”) desires to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company, and its stockholder(s). By affording key personnel, as well as other individuals and entities who provide services to the Company and its Subsidiaries (as defined below), the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the business, the 1996 Stock Option Plan of Cash Technologies, Inc. (the “1996 Plan”) is expected to contribute to the attainment of those objectives.

This 1996 Plan was originally adopted October 28, 1996, amended on June 21, 1999 and March 28, 2003.

The word “Subsidiary” or “Subsidiaries” as used herein, shall mean any corporation, fifty percent or more of the voting stock of which is owned by the Company.

2.	SCOPE AND DURATION

Options under the 1996 Plan may be granted in the form of incentive stock options (“Incentive Options”) as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or in the form of non-qualified stock options (“Non-Qualified Options”). (Unless otherwise indicated, references in the 1996 Plan to “options” include Incentive Options and Non-Qualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the 1996 Plan is 3,500,887 shares of the Common Stock of the Company (“Common Stock”), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the 1996 Plan shall have been terminated) become available for subsequent option grants under the 1996 Plan. As provided in paragraph 14, the 1996 Plan shall become effective on October 28, 1996, and unless terminated sooner pursuant to paragraph 15, the 1996 Plan shall terminate on October 27, 2006, and no option shall be granted hereunder after that date; provided, however, options granted prior to such date may terminate on a date up to 10 years following such date..

3.	ADMINISTRATION

The 1996 Plan shall be administered by the Board of Directors of the Company, or, at their discretion, by a committee which is appointed by the Board of Directors to perform such function (the “Committee”) . The Committee, if appointed, shall consist of not less than two members of the Board of Directors, two of whom shall be a “Non-Employee Director” as defined in Rule 16b-3 pursuant to the Securities Exchange Act of 1934 (the “Act”). Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors.

The Board of Directors or the Committee, as the case may be, shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1996 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as Incentive Options or Non-Qualified Options; to interpret the 1996 Plan; to prescribe, amend and rescind rules and regulations relating to the 1996 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 1996 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1996 Plan, including, without limitation, changes or amendments which may be necessary to reflect changes in the Internal Revenue Code and federal securities regulation. The Board of Directors or the Committee, as the case may be, may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Board of Directors or the Committee, as the case may be, or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board of Directors or the Committee, as the case may be, or such person may have under the 1996 Plan.

4.	ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING OPTIONS

Incentive Options shall be limited to persons who are employees of the Company or its present and future Subsidiaries and at the date of grant of any option are in the employ of the Company or its present and future Subsidiaries. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Board of Directors or the Committee, as the case may be, shall take into account the nature of employees’ duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1996 Plan. An employee who has been granted an option or options under the 1996 Plan may be granted an additional option or options, subject, in the case of Incentive Options, to such limitations as may be imposed by the Code on such options. Except as provided below, a Non-Qualified Option may be granted to any person or entity, including, but not limited to, employees, independent agents, consultants and attorneys, who the Board of Directors or the Committee, as the case may be, believes has contributed, or will contribute, to the success of the Company.

5.	OPTION PRICE

The purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the Committee, as the case may be, but (i) in the case of Incentive Options, shall not be less than 100% of the Fair Market Value (as defined in paragraph 16 below); and (ii) in the case of Non-Qualified Options, shall not be less than 85% of the Fair Market Value, of a share of the Common Stock on the date on which the option is granted. Such price shall be subject to adjustment as provided in paragraph 13 below. The Board of Directors or the Committee, as the case may be, shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Board of Directors or the Committee, as the case may be, adopts a resolution granting an option shall be considered the date on which such option is granted.

6.	TERM OF OPTIONS

The term of each option shall be not more then ten years from the date of grant, as the Board of Directors or the Committee, as the case may be, shall determine, subject to earlier termination as provided in paragraphs 10 and 11 below.

7.	EXERCISE OF OPTIONS

(a) Subject to the provisions of the 1996 Plan and unless otherwise provided in the option agreement, options granted under the 1996 Plan shall become exercisable as determined by the Board of Directors or Committee. In its discretion, the Board of Directors or the Committee, as the case may be, may, in any case or cases, prescribe that options granted under the 1996 Plan become exercisable in installments or provide that an option may be exercisable in full immediately upon the date of its grant. The Board of Directors or the Committee, as the case may be, may, in its sole discretion, also provide that an option granted pursuant to the 1996 Plan shall immediately become exercisable in full upon the happening of any of the following events; (i) the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Company) for all, or any part of, the Common Stock, (ii) the approval by the shareholder(s) of the Company of an agreement for a merger in which the Company will not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all of the Company’s assets, (iii) with respect to an employee, on his 65th birthday, or (iv) with respect to an employee, on the employee’s involuntary termination from employment, except as provided in paragraph 10 below. In the event of a question or controversy as to whether or not any of the events herein above described has taken place, a determination by the Board of Directors or the Committee, as the case may be, that such event has or has not occurred shall be conclusive and binding upon the Company and participants in the 1996 Plan.

(b) Any option at any time granted under the 1996 Plan may contain a provision to the effect that the optionee (or any persons entitled to act under paragraph 11 below) may, at any time at which Fair Market Value is in excess of the exercise price and prior to exercising the option, in whole or in part, request that the Company purchase all or any portion of the option as shall then be exercisable at a price equal to the difference between (i) an amount equal to the option price multiplied by the number of shares subject to that portion of the option in respect of which such request shall be made and (ii) an amount equal to such number of shares multiplied by the fair market value of the Company’s Common Stock (within the meaning of Section 422 of the Code and the treasury regulations promulgated thereunder) on the date of purchase. The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of the option as to which the request is made shall be surrendered to the Company. The purchase price for the portion of the option to be so surrendered shall be paid by the Company, less any applicable withholding tax obligations imposed upon the Company by reason of the purchase, at the election of the Board of Directors or the Committee, as the case may be, either in cash or in shares of Common Stock (valued as of the date and in the manner provided in clause (ii) above), or in any combination of cash and Common Stock, which may consist, in whole or in part, of shares of authorized but unissued Common Stock or shares of Common Stock held in the Company’s treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the Plan. All determinations to be made by the Company hereunder shall be made by the Board of Directors or the Committee, as the case may be.

An option at any time granted under the 1996 Plan may also contain a provision to the effect that the payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares sold or margined and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

(c) An option may be exercised, at any time or from time to time (subject, in the case of Incentive Options, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in paragraph 6 hereof, by the delivery to the Company, at its principal place of business, of (i) written notice of exercise in the form specified by the Board of Directors or the Committee, as the case may be, specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein, (ii) payment of the purchase price; and (iii) in the case of Non-Qualified Options, payment in cash of all withholding tax obligations imposed on the Company by reason of the exercise of the option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this Subsection (c), but not the item specified in (iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Company for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

(d) The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Company; in addition, subject to compliance with applicable laws and regulations and such conditions as the Board of Directors or the Committee, as the case may be, may impose, the Board of Directors or the Committee, as the case may be, in its sole discretion, may on a case-by-case basis elect to accept payment in shares of Common Stock of the Company which are already owned by the option holder, valued at the Fair Market Value thereof (as defined in paragraph 16 below) on the date of exercise; provided, however, that with respect to Incentive Options, no such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

(e) Except as provided in paragraphs 10 and 11 below, no option granted to an employee may be exercised at any time by such employee unless such employee is then an employee of the Company or a Subsidiary.

8.	INCENTIVE OPTIONS

(a) With respect to Incentive Options granted, the aggregate Fair Market Value (determined in accordance with the provisions of paragraph 16 at the time the Incentive Option is granted) of the Common Stock or any other stock of the Company or its current or future Subsidiaries with respect to which incentive stock options, as defined in Section 422 of the Code, are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporation’s, as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

(b) No Incentive Option may be awarded to any employee who immediately prior to the date of the granting of such Incentive Option owns more than 10% of the combined voting power of all classes of stock of the Company or any of its Subsidiaries unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value and the option expires within 5 years from the date of grant.

(c) In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date hereof, the Company may amend the provisions of the 1996 Plan, and the Company and the employees holding options may agree to amend outstanding option agreements, to conform to such amendments.

9.	NON-TRANSFERABILITY OF INCENTIVE OPTIONS

Incentive Options granted under the 1996 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised during the lifetime of the optionee only by the optionee. No transfer of an Incentive Option by the optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferor or transferees of the terms and conditions of such option.

10.	TERMINATION OF EMPLOYMENT

In the event that the employment of an employee to whom an option has been granted under the 1996 Plan shall be terminated (except as set forth in paragraph 11 below), such option may be, subject to the provisions of the 1996 Plan, exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within three (3) months after such termination, but not later than the date on which the option terminates and if unexercised by such date, shall automatically terminate; provided, however, that any option which is held by an employee whose employment is terminated for cause or voluntarily without the consent of the Company shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. As used herein, “cause” shall mean (i) conduct amounting to fraud, dishonesty, negligence, or engaging in competition or solicitations in competition with the Company )and breaches of any applicable employment agreement between the Company and the optionee(ii) any violation of any Company policy related to employee conduct such as discrimination, insider trading or fraud or (iii) any federal or state securities law, or any rule or regulation of the Securities and Exchange Commission or the exchange on which the Company’s securities are listed fro trading. Options granted to employees under the 1996 Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular employee of the Company or any of its current or future Subsidiaries. Any option agreement or any rules and regulations relating to the 1996 Plan may contain such provisions as the Board of Directors or the Committee, as the case may be, shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Nothing in the 1996 Plan or in any option granted pursuant to the 1996 Plan shall confer upon any employee any right to continue in the employ of the Company or any of its Subsidiaries or parent or affiliated companies or interfere in any way with the right of the Company or any such Subsidiary or parent or affiliated companies to terminate such employment at any time.

11.	DEATH OR DISABILITY OF EMPLOYEE

If an employee to whom an option has been granted under the 1996 Plan shall die while employed by the Company or a Subsidiary or within three (3) months after the termination of such employment (other than termination for cause or voluntary termination without the consent of the Company), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee’s last will, or by the employee’s personal representative or distributees, at any time within one year after the date of the employee’s death, but not later than the date on which the option terminates. In the event that the employment of an employee to whom an option has been granted under the 1996 Plan shall be terminated as the result of a disability, such option may be exercised, to the extent exercisable by the employee on the date of such termination, at any time within one year after the date of such termination, but not later than the date on which the option terminates.

12.	LOANS TO EMPLOYEES.

The Board of Directors, acting on behalf of the Company, shall have the authority and may, in its sole discretion, lend money to, or guaranty any obligation of, an employee for the purpose of enabling such employee to exercise an option granted hereunder; the amount of such loan or obligation, however, shall be limited to an amount equal to fifty (50%) percent of the exercise price of such option. Any loan made hereunder shall bear interest at the rate of ten (10%) percent per annum; may be unsecured or secured in such manner as the Board shall determine, including, without limitation, a pledge of the subject shares; and shall be subject to such other terms and conditions as the Board of Directors may determine. Notwithstanding anything to the foregoing, the Company shall not be entitled or allowed or required to make a loan to any employee if such loan is in contravention to the federal securities laws or the rules and regulations of the Securities and Exchange Commission or the exchange upon which the Company’s securities are traded.

13.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

Notwithstanding any other provision of the 1996 Plan, the Board of Directors or the Committee, as the case may be, may, at any time, make or provide for such adjustments to the 1996 Plan, to the number and class of shares issuable thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board of Directors or the Committee, as the case may be, may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Board of Directors or the Committee, as the case may be, shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

14.	EFFECTIVE DATE

The 1996 Plan shall become effective on October 28, 1996, the date of adoption by the Board of Directors of the Company.

15.	TERMINATION AND AMENDMENT

The Board of Directors of the Company may suspend, terminate, modify or amend the 1996 Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the 1996 Plan, materially increase the benefits accruing to participants under the 1996 Plan, or materially modify the requirements as to eligibility for participation in the 1996 Plan, shall be subject to the approval of the Company’s stockholder(s), except that any such increase or modification that may result from adjustments authorized by paragraph 13 does not require such approval. No suspension, termination, modification or amendment of the 1996 Plan may, without the consent of the employee to whom an option shall theretofore have been granted, effect the rights of such employee under such option, except as required by law or regulation of a governmental authority. In addition, the Board of Directors is hereby granted the explicit authority to amend or modify the 1996 Plan to comply with changes or modifications to any relevant rule or regulation of the Internal Revenue Service which may or has an effect upon the provisions of the 1996 Plan.

16.	MISCELLANEOUS

As said term is used in the 1996 Plan, the “Fair Market Value” of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ), the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Board of Directors or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Common Stock.

The Board of Directors or the Committee, as the case may be, may require, as a condition to the exercise of any options granted under the 1996 Plan, that to the extent required at the time of exercise, (i) the shares of Common Stock reserved for purposes of the 1996 Plan shall be duly listed, upon official notice of issuance, upon stock exchange(s) on which the Common Stock is listed, (ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option deliver to the Company such documents, agreements and investment and other representations as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interests of the Company.

During the term of the 1996 Plan, the Board of Directors or the Committee, as the case may be, in its discretion, may offer one or more option holders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Board of Directors or the Committee, as the case may be, may then grant new Non-Qualified or Incentive Options to such holders for the same or different numbers of shares at higher or lower exercise prices than the surrendered options. Such new options may have a different term and shall be subject to the provisions of the 1996 Plan the same as any other option.

Anything herein to the contrary notwithstanding, the Board of Directors or the Committee, as the case may be, may, in their sole discretion, impose more restrictive conditions on the exercise of an option granted pursuant to the 1996 Plan; however, any and all such conditions shall be specified in the option agreement limiting and defining such option.

17.	COMPLIANCE WITH SEC AND IRS REGULATIONS

It is the Company’s intent that the 1996 Plan comply in all respects with Rule 16b-3 of the Securities and Exchange Act (as amended from time to time), Section 422 of the Internal Revenue Code and any regulations promulgated thereunder. If any provision of the 1996 Plan is later found not to be in compliance with said laws and regulations, the provisions shall be deemed null and void. In addition, the Board of Directors is hereby granted the explicit authority to amend or modify the 1996 Plan to comply with changes or modifications to any relevant rule or regulation of the Internal Revenue Service which may or has an effect upon the provisions of the 1996 Plan.

NON-EXECUTIVE DIRECTOR

STOCK OPTION PLAN OF

CASH TECHNOLOGIES, INC.

(As amended March 28, 2003)

This Amended Non-Executive Director Stock Option was approved by the Board of Directors of Cash Technologies, Inc. on March 28, 2003 and November 10, 2003, and shall be deemed effective following the approval of the shareholders of Cash Technologies, Inc. which shall be obtained on or prior to March 28, 2003.

l.	PURPOSE

The purpose of the Non-Executive Director Stock Option Plan (the “Director Plan”) is to provide a means by which each director of CASH TECHNOLOGIES, INC. (the “Company”) who is not otherwise a full time employee of the Company or any subsidiary of the Company (each such person being hereafter referred to as a “Non-Executive Director”) will be given an opportunity to purchase Common Stock, $.01 par value per share, of the Company (“Common Stock”). The Company, by means of the Director Plan, seeks to attract and retain the services of qualified independent persons to serve as Non-Executive Directors of the Company and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.	ADMINISTRATION

(a) The Director Plan shall be administered by a committee of the Board of Directors of the Company (the “Committee”) which shall at all times consist of not less than two (2) officers or directors who are not entitled to participate in the Director Plan, to be appointed by the Board of Directors and to serve at the pleasure of the Board of Directors.

(b) Grant of options under the Director Plan and the amount and nature of the awards to be granted shall be automatic as described in Section 5 hereof. However, all questions of interpretation of the Director Plan or of any options issued under it shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the Director Plan. A majority of the Committee’s members shall constitute a quorum, and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

3.	SHARES SUBJECT TO THE PLAN

Subject to the provisions of Section l0 hereof, the shares that may be acquired pursuant to options granted under the Director Plan (“Options”) shall not exceed in the aggregate 700,000 shares of the Company’s Common Stock.

The Common Stock subject to the Director Plan may be in whole or in part authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. If any Option shall expire or terminate for any reason without having been exercised in full, the unissued shares subject thereto shall again be available for purposes of the Director Plan.

4.	ELIGIBILITY

Options shall be granted only to Non-Executive Directors serving on the Board of Directors of the Company. Non-Executive Directors are those persons who (i) are have been elected or appointed to the Company’s Board of Directors in accordance with the laws of the State of Delaware or the Company’s Bylaws and are not otherwise a full time employee of the Company or any subsidiary of the Company and (ii) are deemed “non-employee directors” as defined in Securities and Exchange Commission Rule 16b-3.

5.	NON-DISCRETIONARY GRANTS

(i) Commencing on November 10, 2003, Options to purchase 70,000 shares of Common Stock on the terms and conditions set forth herein shall be granted to each Non-Executive Director upon joining the Board of Directors. The Options granted shall vest in annual one-half (35,000 options) increments commencing on the date of grant and thereafter on each anniversary date provided that the director has been a member of the Board of Directors for the preceding 12 months.

(ii) The exercise price of any Options granted hereunder shall equal the Fair Market Value (as defined in Subsection 6(b) below) of the Company’s Common Stock on the date of grant. All Options shall terminate and no Shares may be purchased after the Expiration Date (as defined).

(iii) All members of the Board of Directors as of March 28, 2003 shall be entitled to a one time grant of 140,000 Options with an exercise price of $0.65 per share and an exercise term of seven years to March 28, 2010. All outstanding options held by the then existing members of the Board shall be deemed automatically terminated. All such options shall be deemed vested as of the date of approval of this Amended Director Plan by the Company’s Shareholders.

6.	OPTION PROVISIONS

Each Option shall be evidenced by a written agreement (“Stock Option Agreement”) and shall contain the following terms and conditions:

(a) The term of each Option shall commence on the date it is granted and, unless sooner terminated as set forth herein, expires on the date seven years from the date of grant (“Expiration Date”). The term of each Option may terminate sooner than such Expiration Date if the optionee’s service as a Non-Executive Director of the Company terminates for any reason or for no reason. In the event of termination of service by a director for a reason other than death, the Option shall terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of service as a director. If termination of service is due to the optionee’s death, the option shall terminate on the earlier of the Expiration Date or twelve (l2) months following the date of the optionee’s death. In any and all circumstances, an option may be exercised following termination of the optionee’s service as a Non-Executive Director only as to that number of shares as to which it was exercisable on the date of termination of such service.

(b) The exercise price of each option shall be one hundred percent (l00%) of the Fair Market Value of the shares subject to such option on the date such option is granted. “Fair Market Value” of a share of Common Stock shall mean (i) if the Common Stock is traded on a national securities exchange or on the Nasdaq National Market System (“NMS”), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is on the Nasdaq SmallCap Market, the per share closing bid price of the Common Stock on the date of grant as reported by Nasdaq SmallCap (or if there is no closing bid price for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on Nasdaq, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock or (iv) if no such quote is available, the per share price as determined by the Board of Directors.

(c) The optionee may elect to make payment of the exercise price under one of the following alternatives:

(i) Payment of the exercise price per share in cash by certified check at the time of exercise; or

(ii) Payment by delivery of shares of Common Stock of the Company already owned by the optionee, which Common Stock shall be valued at Fair Market Value on the date of exercise or such other forms of cashless exercise acceptable to the Company and otherwise allowable under applicable regulations of the Internal Revenue Service; or

(iii) Payment by a combination of the methods of payment specified in Subsections 6(c)(i) and 6(c)(ii) above.

(d) An option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative.

(e) All options granted under the Director Plan shall be non-qualified stock options, which do not qualify as incentive stock options within the meaning of Section 422A(b), or any successor section, of the Internal Revenue Code of l986, as amended.

7.	RIGHT OF COMPANY TO TERMINATE SERVICES AS A NON-EXECUTIVE DIRECTOR

Nothing contained in the Director Plan or in any instrument executed pursuant hereto shall confer upon any Non-Executive Director any right to continue in the service of the Company or any of its subsidiaries or interfere in any way with the right of the Company or a subsidiary to terminate the service of any Non-Executive Director at any time, with or without cause.

8.	NONALIENATION OF BENEFITS

No right or benefit under the Director Plan shall be subject to alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.

9.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

The Stock Option Agreements evidencing options may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to all outstanding options and the option prices thereof in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, distribution, split-up, recapitalization, combination or exchange of shares, merger, consolidation or liquidation and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Director Plan and the number of shares subject to non-discretionary grants pursuant to Section 5 hereof shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

l0.	TERMINATION AND AMENDMENT OF PLAN

Unless the Director Plan shall theretofore have been terminated as hereinafter provided, no grant of Options may be made under the Director Plan after August 1, 2008. The Board may at any time, but not more than once every six months except to comply with changes in the Internal Revenue Code, amend, alter, suspend or terminate the Director Plan; provided, however, that the Board may not, without the requisite vote of the stockholders of the Company approving such action (i) materially increase (except as provided in Section 9 hereof) the maximum number of shares which may be issued under the Director Plan; (ii) extend the term of the Director Plan; (iii) materially increase the requirements as to eligibility for participation in the Director Plan; or (iv) materially increase the benefits accruing to participants under the Director Plan. No termination, modification or amendment of the Director Plan or any outstanding Stock Option Agreement may, without the consent of the Non-Executive Director or Advisor to whom any option shall theretofore have been granted, adversely affect the rights of such Director with respect to such option.

l1.	EFFECTIVENESS OF THE PLAN

The Director Plan shall become effective upon the requisite vote of the stockholders of the Company approving such action, and upon the approvals, if required, of any other public authorities. Any grant of options under the Director Plan prior to such approval shall be expressly subject to the condition that the Director Plan shall have been so approved. Unless the Director Plan shall be so approved, the Director Plan and all options theretofore made thereunder shall be and become null and void.

l2.	GOVERNMENT AND OTHER REGULATIONS

The obligation of the Company with respect to options shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of l933, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed and (iii) the Internal Revenue Code and related regulations. In addition, the Board of Directors is hereby granted the explicit authority to amend or modify the Director Plan to comply with changes or modifications to any relevant rule or regulation of the Internal Revenue Service which may or has an effect upon the provisions of the Director Plan.

l3.	GOVERNING LAW

The Director Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

CASH TECHNOLOGIES, INC.

Annual Meeting of Stockholders - December 30, 2003

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Bruce Korman and Edmund King proxy, each with full power of substitution, to vote all shares of Common Stock and Series B Cumulative Convertible Preferred Stock of CASH TECHNOLOGIES, INC. owned by the undersigned at the Annual Meeting of Stockholders of CASH TECHNOLOGIES, INC. to be held on December 30, 2003 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

I.	ELECTION OF DIRECTORS

FOR all nominees listed below (except as marked to the contrary below) ž	WITHHOLD AUTHORITY to vote for all nominees listed below ž

(Instruction: To withhold authority for any individual nominee, strike a line through the nominee’s name in the list below)

Bruce Korman		Richard Miller	Robert Fagenson

	Kevin Walls		David Grano

II.	PROPOSAL TO AMEND THE EMPLOYEE STOCK OPTION PLAN

To approve certain amendments to the Company’s 1996 Stock Option Plan, including (i) an increase in the aggregate number of shares of Common Stock for which options may be granted by 2,725,000 shares of Common Stock; (ii) to allow for the granting of non-qualified stock options with an exercise price as may be determined in the sole discretion of the Board of Directors, provided that in no event shall such price be less than 85% of the fair market value;(iii)to remove the restriction on the number of shares which may be granted to any employee during the term of the Employee Plan; and (iv) the grant of 1,350,000 options to Bruce Korman under the Employee Plan with an exercise price of $0.65 per share and a term of seven years, with the termination of his existing 200,180 options

For ☐	Against ☐	Abstain ☐

(Continued and to be signed and dated on the reverse side.)

III.	PROPOSAL TO AMEND THE NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN.

To approve certain amendments to our Non-Employee Director Option Plan, including an increase in the number of shares for which options may be granted, increasing the initial grant to new Board members and allowing for a one time increase in the number of options granted to members as of March 28, 2003 for past Board service

For ☐	Against ☐	Abstain ☐

IV.	PROPOSAL TO APPROVE CONVERSION TERMS OF SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK.

To approve and ratify the conversion terms of the securities sold a private placement offering completed by us in October 2000, in compliance with the American Stock Exchange Constitution and Rules

[ONLY HOLDERS OF COMMON STOCK ARE ENTITLED TO VOTE ON THIS PROPOSAL]

For ☐	Against ☐	Abstain ☐

The proxy or his substitute, who shall be present and acting, shall have and may exercise all the powers hereby granted. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE DIRECTORS AND IN FAVOR OF PROPOSALS II, III AND IV UNLESS OTHERWISE SPECIFIED.

Said proxy will use his discretion with respect to any other matters which properly come before the meeting. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

Dated:

Signature(s)

(Please date and sign exactly as name appears at left. For joint accounts, each joint owner should sign, Executors, administrators, trustees, etc., should also so indicate when signing.)